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                         LOOMIS SAYLES INVESTMENT TRUST

                    SUPPLEMENT DATED NOVEMBER 29, 1999 TO THE
   LOOMIS SAYLES CORE FIXED INCOME FUND PROSPECTUS AND STATEMENT OF ADDITIONAL
                       INFORMATION DATED JANUARY 1, 1999


     The following changes are effective December 1, 1999:

     Michael J. Millhouse will serve as co-portfolio manager of the Loomis Sayles Core Fixed Income Fund. Mr. Millhouse is Chief Investment Officer of Loomis Sayles' Core Bond Group and Executive Vice President and Director of Loomis, Sayles & Company, L.P. Mr. Millhouse has been employed by Loomis Sayles for more than five years. He will manage the Fund with William F. Camp, Vice President of the Trust and of Loomis Sayles, who has managed the Fund since its inception.

     The Fund will ordinarily invest at least 90% of its assets in fixed income securities that are rated investment grade by either Moody's Investors Service or Standard & Poor's, or that are not rated but are determined by Loomis Sayles to be of comparable quality to securities that are rated investment grade. The Fund may invest up to 10% of its assets in rated or unrated fixed income securities of below investment grade quality (commonly referred to as "junk bonds").

     The management fee for the Fund will be 0.35% of the Fund's average daily net assets. In addition, Loomis Sayles has voluntarily agreed, for an indefinite period, to limit the Fund's Total Operating Expenses to 0.50% of the Fund's average daily net assets.